UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 2, 2024

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway Suite 1200 Dallas Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 2, 2024, Braemar Hotels & Resorts Inc. (the “Company”), Ashford Hospitality Trust, Inc. (“AHT”) and Ashford Inc. (“AINC”, and collectively with the Company, AHT and each of AINC’s, the Company’s and AHT’s respective affiliates (including Stirling Hotels and Resorts, Inc.) and any entity advised by AINC, the “Company Group”) entered into a Cooperation Agreement (the “Agreement”) with Blackwells Capital LLC, Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC and Jason Aintabi (collectively, the “Blackwells Parties”) regarding the withdrawal of the Blackwells Parties’ proxy campaign, dismissal of pending litigation involving the parties and certain other matters.

Pursuant to the Agreement, the Blackwells Parties have agreed to withdraw (i) the notice delivered to the Company on March 10, 2024 purporting to nominate four director candidates to the Company’s Board of Directors (the “Board”) and make certain other proposals and (ii) the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2024 to solicit proxies from stockholders of the Company to vote in favor of the Blackwells Parties’ director nominees and proposals. In connection therewith, the Blackwells Parties will cease to take any further action with respect to the Company’s 2024 Annual Meeting of Stockholders, except as otherwise provided for in the Agreement.

The Blackwells Parties have also agreed to specified standstill restrictions with respect to the Company Group, which will expire on July 2, 2034. During the standstill period, the Blackwells Parties are required to (i) appear in person or by proxy at each meeting of stockholders of the members of the Company Group in which they beneficially own shares of stock and vote any Blackwells Parties’ shares then beneficially owned by them in accordance with the recommendation of the board of directors of such member of the Company Group on any proposals considered at such meeting and (ii) deliver consents or consent revocations in any action by written consent by stockholders of any member of the Company Group in which they beneficially own shares in accordance with the recommendation of the board of directors of such member of the Company Group.

The Agreement also provides for the voluntary dismissal, with prejudice, of the consolidated action pending in the U.S. District Court for the Northern District of Texas to which the Company, Blackwells Capital LLC and certain of their respective related parties are parties (the “Consolidated Litigation”). The Company has agreed to reimburse Blackwells Capital LLC, in an amount agreed upon by the parties, for the Blackwells Parties’ reasonable attorneys’ fees and expenses incurred in connection with the Consolidated Litigation and related matters.

Additionally, pursuant to the Agreement, the Board will take steps to identify and select one additional individual to be appointed to the Board as an independent director (the “Additional Board Member”). The Board is required to promptly notify Blackwells Capital LLC of its selection of the Additional Board Member and to consider any input Blackwells Capital LLC may have with respect to the Additional Board Member.

The Agreement contains various other obligations and provisions applicable to the Company Group and the Blackwells Parties, including a mutual release of claims and mutual non-disparagement.

Concurrently and in connection with the Agreement, certain of the parties thereto have also entered into a Share Ownership Agreement (the “Share Ownership Agreement”) and a Loan Agreement (the “Loan Agreement”), pursuant to which agreements the Company will provide to BW Coinvest I, LLC an unsecured loan (the “Loan”). The proceeds from the Loan will be used to reimburse Borrower (as defined in the Loan Agreement) for 70% of the amount expended by Borrower to purchase on the open market a total of 3,500,000 shares of the Company’s common stock (the “Purchased Shares”) within six months of the date of Loan Agreement, at a price per Purchased Share not to exceed $10 and subject to the other limitations set forth therein. The Loan has a term of five years (the “Term”), is guaranteed by Jason Aintabi, Vandewater Capital Holdings, LLC, Blackwells Holding Co. LLC, and Blackwells Asset Management LLC and shall bear payment-in-kind interest during the Term at a rate equal to the sum of (a) Term SOFR (as defined in the Loan Agreement) and (b) 3.00% (three hundred basis points) per annum. The Company has agreed to reimburse Blackwells Capital LLC, in an amount agreed upon by the parties, for the Blackwells Parties’ reasonable due diligence expenses incurred on or prior to the date of the Share Ownership Agreement.

The foregoing descriptions of the Agreement, the Share Ownership Agreement and the Loan Agreement are qualified in their entirety by reference to the full texts thereof, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, hereto and each of which is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On July 2, 2024, the Company issued a press release announcing the Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to complete the previously announced shareholder value creation plan on a timely basis, if at all; potential risks related to actions or proposals from activist stockholders; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the SEC.

The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

Additional Information and Where to Find it

The Company has filed a Definitive Proxy Statement on Schedule 14A with the SEC on June 17, 2024 (the “Proxy Statement”) and intends to file other relevant materials with respect to the Company’s solicitation of proxies for the annual meeting now scheduled to be held on October 15, 2024 (the “Annual Meeting”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. The Proxy Statement and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, http://www.bhrreit.com, under the “Investor” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

Participants

The Company and its directors and executive officers will be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Proxy Statement. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the matters to be voted upon at the Annual Meeting by reading the Proxy Statement. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number	Exhibit
10.1	Cooperation Agreement, dated July 2, 2024, by and among Braemar Hotels & Resorts Inc., Ashford Hospitality Trust, Inc., Ashford Inc., Blackwells Capital LLC, Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC and Jason Aintabi.
10.2	Share Ownership Agreement, dated July 2, 2024, by and among Braemar Hotels & Resorts Inc., Ashford Hospitality Trust, Inc., Ashford Inc., Blackwells Capital LLC, Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC and Jason Aintabi.
10.3	Loan Agreement, dated July 2, 2024, by and between BW Coinvest I, LLC, Jason Aintabi, Vandewater Capital Holdings, LLC, Blackwells Holding Co. LLC, Blackwells Asset Management LLC and Braemar Hospitality Limited Partnership.
99.1	Press Release of the Company, dated July 2, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: July 2, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary